THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Variable Annuity
Lincoln Investor Advantage® Advisory Variable Annuity
Lincoln Investor Advantage® RIA Class Variable Annuity

LINCOLN LIFE & ANUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Variable Annuity
Lincoln Investor Advantage® Advisory Variable Annuity

Supplement dated January 22, 2018 to the prospectus dated May 1, 2017

This supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

Goldman Sachs VIT Strategic Income Fund.  The Goldman Sachs Variable Insurance Trust has informed us that the Goldman Sachs VIT Strategic Income Fund will be liquidated on or about April 27, 2018, and as a result, will no longer be available as an investment option under your contract.  You must transfer all money out of the Goldman Sachs VIT Strategic Income Fund Subaccount and into another Subaccount within your contract prior to the close of business April 26, 2018. The Goldman Sachs VIT Strategic Income Fund is closing to additional deposits as of the close of business April 20, 2018.
If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Subaccount on April 27, 2018. Once this transfer occurs, any future allocations of purchase payments and/or contract value (or Account Value under i4LIFE® Advantage) that you previously designated to the Goldman Sachs VIT Strategic Income Fund Subaccount will be allocated to the LVIP Government Money Market Fund Subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund liquidation, please refer to the fund's prospectus, as supplemented.

Please retain this supplement for future reference.